                                                                  EXHIBIT 10.22

                                  BIOSHIELD (TM)
                          BIOSHIELD TECHNOLOGIES, INC.




AMENDMENT


This Amendment modifies the terms and conditions of the Exclusive Sales and Distributorship Agreement (the "Agreement") BioShield Technologies, Inc. and Sanitary Coating Systems, LLP, dated October 20th, 1997. In accordance with Paragraph 9(n), the parties agree to the following revisions of the Agreement:

         1.)      Attachment II

Supplier agrees to sell BioSure 500 for $5.00 lb. for calender 1999. Purchaser shall use its best efforts to place a minimum order of at least 100,000 pounds of BioSure 500 in 1999.

         2.)      Paragraph C(4)(b) and (c):

Supplier and Purchaser agree to a moratorium on the payments under this Paragraph for a period of one year. Purchaser shall not be responsible for the payment of Annual Minimum Royalty Fees or any Other Payments in 1999. Instead, Purchaser shall make payments for ten (10) consecutive years (from 1/1/2000 to 1/1/2010) under the terms indicated in this Paragraph for 1/1/1999 beginning 1/1/2000.

Further, Purchaser personally guarantees to pay the outstanding debt owed to Supplier for 1998 in the amount of $93,750.00 by March 31st, 1999. If such amount is not paid in full by said date, the price of the AM500 product will be raised to $6.00.

         3.)      Paragraph 9(a):

The term of the Agreement shall be extended to 12/31/2009 and Purchaser may at its option, renew this Agreement for unlimited additional terms of five (5) years each, provided that at the time of renewal:

         a) The Purchaser shall have given the Supplier written notice that it is exercising this option to renew not less than six (6) months or more than twelve (12) months prior to the end of the current term.
         b) The Purchaser is not in default of any provision of this Agreement and of any amendments hereto; and
         c) The Purchaser has paid all monies owing to the Supplier for the current term in accordance with the term of this Agreement and of any Amendment hereto.

                                  BIOSHIELD (TM)
                          BIOSHIELD TECHNOLOGIES, INC.





         AMENDMENT
         PAGE 2


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to the EXCLUSIVE SALES AND DISTRIBUTORSHIP AGREEMENT as of this the 12th day February, 1999.


          SUPPLIER:                              PURCHASER:
         BIOSHIELD TECHNOLOGIES,                 SANITARY COATING SYSTEMS, LLP;
         INC.; A GEORGIA CORPORATION             A FLORIDA CORPORATION




         By:  /s Jacques Elfersy                 By:   /s/ Edwin Schwartz
            -----------------------------           ---------------------------
         Title:  Sr. V. Pres.                    Title:    Pres.
               --------------------------              ------------------------